Exhibit Q7
POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORFOLIO
Know all men by these presents that I, Leo Soong, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Homestead Funds, Inc. relating to the offering of shares of Homestead Stock Index Fund, a series of Homestead Funds, Inc. that is a feeder fund of the S&P 500 Index Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 30, 2007

/s/ Leo Soong
Name:	Leo Soong

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORFOLIO
Know all men by these presents that I, Mary G.F. Bitterman, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Homestead Funds, Inc. relating to the offering of shares of Homestead Stock Index Fund, a series of Homestead Funds, Inc. that is a feeder fund of the S&P 500 Index Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 30, 2007

/s/ Mary G.F. Bitterman
Name:	Mary G.F. Bitterman

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORFOLIO
Know all men by these presents that I, Lee T. Kranefuss a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Homestead Funds, Inc. relating to the offering of shares of Homestead Stock Index Fund, a series of Homestead Funds, Inc. that is a feeder fund of the S&P 500 Index Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacities indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 30, 2007

/s/ Lee T. Kranefuss
Name:	Lee T. Kranefuss

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORFOLIO
Know all men by these presents that I, A. John Gambs, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Homestead Funds, Inc. relating to the offering of shares of Homestead Stock Index Fund, a series of Homestead Funds, Inc. that is a feeder fund of the S&P 500 Index Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 30, 2007

/s/ A. John Gambs
Name:	A. John Gambs

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO
Know all men by these presents that I, Wendy Paskin-Jordan, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Homestead Funds, Inc. relating to the offering of shares of Homestead Stock Index Fund, a series of Homestead Funds, Inc. that is a feeder fund of the S&P 500 Index Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 30, 2007

/s/ Wendy Paskin-Jordan
Name:	Wendy Paskin-Jordan

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO
Know all men by these presents that I, Hayne E. Leland, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Homestead Funds, Inc. relating to the offering of shares of Homestead Stock Index Fund, a series of Homestead Funds, Inc. that is a feeder fund of the S&P 500 Index Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 30, 2007

/s/ Hayne E. Leland
Name:	Hayne E. Leland

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO
Know all men by these presents that I, Jeffrey M. Lyons, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Homestead Funds, Inc. relating to the offering of shares of Homestead Stock Index Fund, a series of Homestead Funds, Inc. that is a feeder fund of the S&P 500 Index Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 30, 2007

/s/ Jeffrey M. Lyons
Name:	Jeffrey M. Lyons

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORFOLIO
Know all men by these presents that I, H. Michael Williams, President and Chief Executive Officer and a Trustee, of Master Investment Portfolio (“MIP”), whose name and signature appears below, constitutes and appoints Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Homestead Funds, Inc. relating to the offering of shares of Homestead Stock Index Fund, a series of Homestead Funds, Inc. that is a feeder fund of the S&P 500 Index Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacities indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.
November 30, 2007

/s/ H. Michael Williams
Name:	H. Michael Williams